GOF STKP1

                       SUPPLEMENT DATED NOVEMBER 17, 1997
                             TO THE PROSPECTUSES OF

Franklin Gold Fund
dated December 1, 1996

Templeton Global Real Estate Fund
Templeton Growth Fund, Inc.
Templeton Pacific Growth Fund
dated January 1, 1997

Templeton Global Smaller Companies Fund, Inc.
dated January 1, 1997, as amended March 17, 1997

Templeton World Fund
dated January 1, 1997, as amended March 19, 1997

Templeton Foreign Fund
dated January 1, 1997, as amended April 4, 1997

Templeton Global Bond Fund
dated January 1, 1997, as amended September 2, 1997

Franklin Custodian Funds, Inc.
Franklin Rising Dividends Fund
U.S. Government Securities Series
Income Series
dated February 1, 1997

Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Global Government Income Fund
Franklin Value Fund
dated March 1, 1997

Templeton American Trust, Inc.
Templeton Developing Markets Trust
Templeton Global Opportunities Trust
dated May 1, 1997

Franklin Mutual Series Fund, Inc.
dated May 1, 1997, as amended August 19, 1997

Templeton Global Infrastructure Fund
Templeton Growth and Income Fund
Templeton Region Funds
dated August 1, 1997

Franklin California Growth Fund
Franklin Global Health Care Fund
Franklin Global Utilities Fund
Franklin Real Estate Securities Fund
Franklin Small Cap Growth Fund
dated September 1, 1997

Franklinis AGE High Income Fund
dated October 1, 1997

Franklin Equity Fund
dated November 1, 1997

The prospectus is amended as follows:

I. The first two paragraphs and the first waiver category in the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," are replaced with the following:

     Sales Charge Waivers. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 4 which also apply to Class II purchases.

     Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

     1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the Fund.

II. Under "What Distributions Might I Receive from the Fund? - Distribution Options," the references in the first two paragraphs to the ability of Class II shareholders to reinvest or direct their distributions to Class I shares of the Fund or another Franklin Templeton Fund are deleted and the following paragraph is added to the section:

     Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.